THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "**ACT**"), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE PLEDGED, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR AN EXEMPTION THEREUNDER.

Note that when executing this Subscription Agreement, the subscriber will need to complete and sign (i) the appropriate Subscription Agreement signature page (depending on whether the subscriber is an individual or an entity) and (ii) the Investor Questionnaire attached to this Subscription Agreement as *__Attachment 1__*. *The foregoing must be completed and properly executed by or on behalf of the person or entity making the investment before a subscription will be accepted.*

GREENLANE HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this "**Agreement**") is made as of the date set forth on the signature page of this Agreement, by and among Greenlane Holdings, Inc., a Delaware corporation (the "**Company**"), and each party who is a signatory hereto (individually, a "**Subscriber**" and collectively with other signatories of this Agreement in connection with the Offering described below, the "**Subscribers**").

RECITALS:

WHEREAS, the Company desires to offer and sell in a private offering (the "**Offering**") six month Convertible Notes ("**Notes**") which shall contain a 20% Original Issue Discount ("OID") . The Notes shall be in the form of Exhibit A hereto.

WHEREAS, the Company desires to enter into this Agreement to issue and sell, and the Subscriber desires to purchase, a Note on the terms and conditions set forth herein.

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Act.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, Subscriber and the Company agree as follows:

1. <u>Purchase of Notes</u>.

(a) <u>Subscription</u>. Subject to the terms set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company a Note in the principal amount as set forth on the signature page hereto at the subscription price set forth therein (the "**Purchase Price**"). The Purchase Price is payable by wire transfer of immediately available funds to such account as instructed by the Company. In the event that the Company sells a Note to a

different party, the Company's agreement with each Subscriber is a separate agreement and the sale of a Note to each Subscriber is a separate sale.

(b) Convertible Promissory Notes. Each Note will have the rights, preferences, and limitations applicable as set forth in the form of Convertible Note attached hereto as Exhibit A. Each Note is being issued at an original issue discount of 20%. For illustration purposes, a Subscriber investing $500,000.00 would receive a Note with a principal amount of $625,000.00. In the event of any conflict between this Agreement and the Note, the terms of the Note shall apply.

(c) Registration Rights. The Note will entitle the Subscriber to piggyback registration rights so that in the event that the Company files a registration statement to register its securities under the Act, other than a registration statement on Form S-8, it will include the shares of common stock issuable upon conversion of the Notes in the registration rights agreement the form of which is attached hereto as Exhibit B (the "**Registration Rights Agreement**"). Each Subscriber agrees to deliver to the Company a countersigned signature page to the Registration Rights Agreement.

(d) Rights Reserved by the Company. The Company reserves the right in its sole discretion to reject any or all subscriptions made hereby, in whole or in part, to accept subscriptions in the aggregate amount less than the Maximum Offering (as defined below), and/or to suspend or terminate or extend the Offering. In the event a subscription is rejected by the Company, the subscription funds shall be returned to the Subscriber without interest or deduction thereon.

(e) Offering Period. The Offering period shall expire at the earlier of (i) 11:59 p.m. (EST) on June 30, 2024 (subject to the right of the Company to extend the Offering for up to an additional 30-day period without notice to the Subscriber) or (ii) such other date on which all of the Notes to be issued in the Maximum Offering are sold (the "**Termination Date**"), unless extended by the Company.

(f) Offering. Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company for a maximum aggregate investment amount of $500,000.00 (together with the overallotment amount, the "**Maximum Offering Amount**"). Subscriber further understands and acknowledges that the minimum subscription that will be accepted by any investor is $50,000; provided that the Company may waive such limitation in its sole discretion. Subscriber understands that Offering proceeds will not be held in an escrow account and will be released to the Company at such time or times as determined by the Company.

(g) Closing. Subject to the requirements above, the initial closing of the purchase and sale of the Notes (the "**Initial Closing**") shall occur on or prior to the Termination Date, as determined by the Company. Following the Initial Closing, the Company may conduct one or more closings of the purchase and sale of Notes, subject to the Maximum Offering Amount. The Initial Closing and each subsequent closing of the purchase and sale of Notes is referred to herein as a "**Closing.**" Each Closing shall occur or be deemed to occur at the offices of the Company 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487.

(h) Subsidiary Guarantee. The Company's subsidiary Warehouse Goods LLC agrees to guarantee the Company's obligations under the Note. The form of Subsidiary Guarantee is attached as Exhibit C hereto.

2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company as follows:

(a) At the time Subscriber was offered the Note, Subscriber was, and on the date Subscriber receives the Note will be, an "accredited investor" as defined by Rule 501(a) under the Act, and Subscriber is capable of evaluating the merits and risks of Subscriber's investment in the Company and has the capacity to protect Subscriber's own interests.

(b) Subscriber understands that the Note is not presently registered under the Act and may never become registered under the Act. Subscriber acknowledges that neither the Note, nor the Shares issuable upon conversion of the Note can be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of, unless such Note or Common Stock, as the case may be, is registered under the Act, or if in the opinion of counsel satisfactory to the Company, such sale, transfer, pledge, hypothecation, assignment or disposition is exempt from such registration requirements. The Subscriber understands that it may have to hold the Note and any shares of Common Stock obtained upon conversion of the Note for an indefinite period of time, and that the Subscriber might have to bear the complete economic loss of its investment in the Company.

(c) Subscriber acknowledges and understands that the Note is being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Note in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission ("**SEC**") thereunder, and applicable state securities laws. Subscriber acknowledges and understands that an investment in the Note is not a liquid investment.

(d) Subscriber acknowledges that the Note is not a publicly traded security. Subscriber acknowledges and understands that there is no public market for the Notes and no assurance can be given that any public market will ever develop or if developed that any such market will be sustained. In addition, there is a very limited market in the Company's common stock currently and there can be no assurance that such a market will develop.

(e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on the Company's behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management or any person acting on its behalf. In determining whether to make this investment, Subscriber has relied solely on Subscriber's own knowledge and understanding of the

Company and its business based upon Subscriber's own due diligence investigations and the information furnished pursuant to this paragraph.

(f) Subscriber has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform Subscriber's obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g) Subscriber has carefully considered and has discussed with the Subscriber's professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement, including, whether the acquisition of the Note will result in any adverse tax consequences to the Subscriber, for the Subscriber's particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company, or its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(h) This Agreement and the Purchaser Questionnaire do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber's properties before any court or governmental agency (nor, to Subscriber's knowledge, is there any threat thereof) which would impair in any way Subscriber's ability to enter into and fully perform Subscriber's commitments and obligations under this Agreement or the transactions contemplated hereby.

(j) The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Note will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber's articles of incorporation or other organizational charter document or bylaws, partnership agreement or operating agreement, if applicable, or any of Subscriber's material agreements, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Notes.

(k) Subscriber acknowledges that the Note is speculative and involve a high degree of risk, and that Subscriber can bear the economic risk of the purchase of the Note, including a total loss of its investment.

(l) Subscriber understands that the merits of the Note have not been passed upon by the SEC nor any state securities commission, nor has the SEC nor any state securities commission opined upon the accuracy or adequacy of this Agreement and recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Note.

(m) Subscriber is aware that the Notes and the shares of Common Stock underlying the Notes are and will be, when issued, "restricted securities" as that term is defined in Rule 144 of the general rules and regulations under the Act.

(n) Subscriber understands that the Note and any and all securities issued in replacement thereof or in exchange therefor or in conversion thereof shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

> **"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER."**

(o) In addition, the Note and any and all securities issued in replacement thereof or in exchange therefor or upon conversion thereof, shall bear such legends as may be required by the securities laws of the jurisdiction in which Subscriber resides.

(p) Any sales, transfers, or any other dispositions of the Note by Subscriber, if any, will be in compliance with the Act.

(q) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Notes and of making an informed investment decision.

(r) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Notes and to afford the complete loss of the investment; and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(s) Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Note for Subscriber's own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Note for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Note.

(t) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber's

funds). This Agreement is not binding upon the Company until accepted by an authorized representative of the Company. In the event that the subscription is rejected, then Subscriber's subscription funds will be returned without interest thereon or deduction therefrom.

(u) Subscriber represents that Subscriber is not subscribing for a Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(v) Subscriber has carefully read this Agreement and Subscriber has accurately completed the Purchaser Questionnaire which accompanies this Agreement.

(w) No representations or warranties have been made to Subscriber by the Company, or any of its managers, officers, employees, agents, affiliates, or subsidiaries of the Company, other than the representations of the Company contained herein, and in subscribing for the Notes the Subscriber is not relying upon any representations other than those contained in this Agreement.

(x) Subscriber represents and warrants, to the best of its knowledge, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement.

(y) The Subscriber is not a prohibited country, territory, individual or entity listed on the U.S. Department of Treasury's Office of Foreign Assets Control ("**OFAC**") website and is not directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs. All amounts subscribed for in this Agreement by the Subscriber were not directly or indirectly derived from activities that may contravene Federal, state or international laws and regulations, including anti-money laundering and anti-terrorist financing laws and regulations.

(z) The Subscriber acknowledges that due to anti-terrorism and anti-money laundering regulations, the Company or any administrator acting on behalf of the Company may require further documentation verifying Subscriber's identity and the source of funds used to purchase the Note subscribed for hereby before this Agreement can be processed or accepted. To comply with applicable U.S. legislation and regulations, including but not limited to the International Anti-Money Laundering and Financial Anti-Terrorism Abatement Act of 2001 (Title III of the USA PATRIOT Act), the Subscriber agrees that all payments by Subscriber to the Company and all distributions to the Subscriber from the Company will only be made in Subscriber's name and to and from a bank account of a bank based or incorporated in or formed under the laws of the Striped States or a bank that is not a "foreign shell bank" within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 *et seq.*), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time. The Subscriber further agrees to provide the Company at any time during the term of the Company with such information or certification as the Company determines to be necessary or appropriate to verify compliance with the anti-terrorism and anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of

Subscriber or any person directly or indirectly controlling or owning an interest in the Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with the Company's compliance procedures with respect to anti-terrorism and anti-money laundering regulations and to update such information as necessary. Such information may include, but not be limited to, the name, address, telephone number, date of birth, and Social Security or taxpayer identification number of any such individual person, or of the beneficial owners of any entity, if the Subscriber is an entity. Identity may be verified using a current valid passport or other such current valid government-issued identification (e.g., a driver's license). The Company intends to maintain records of information used for verification of identity. Subscriber understands that any information provided to the Company may be disclosed to the United States Government by the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a) The Company is duly organized and validly existing as a corporation under the laws of the State of Delaware.

(b) The Company has all such corporate power and authority to enter into, deliver and perform this Agreement.

(c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company, and the issuance and sale of the Note to be sold by the Company pursuant to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

(d) The Company shall use the proceeds from the sale of the Notes hereunder for general operating expenses, including working capital, expenses related to it becoming current on the Company's periodic securities filings under the Securities Exchange Act of 1934, as amended, and repayment of outstanding indebtedness. The Company shall reimburse the Subscriber for attorneys fees in the amount of $12,500.00 upon any repayment and/or conversion of the Note.

4. Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its managers, members, officers, directors, employees, members, agents, counsel and affiliates, and any person acting on behalf of the Company ("**Indemnitees**"), from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) ("**Loss**") which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5. Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Agreement or any of Subscriber's interest herein and further agrees that the transfer or assignment of the Note acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Agreement or any agreement of Subscriber made hereunder, and this Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors, and permitted assigns.

(c) Subscriber has read and has accurately completed this entire Agreement.

(d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(e) Subscriber acknowledges that it has been advised to consult with its own attorney, and tax, accounting and financial advisors regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(f) All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph).

If to the Company, at:

Greenlane Holdings Inc.
1095 Broken Sound Pkwy, Suite 100
Boca Raton, FL 33487
Attention: Barbara Sher, CEO

E-mail: Barbara.sher@greenlane.com

If to the Subscriber, at its address set forth on the signature page to this Agreement.

(g) Failure of the Company or the Subscriber to exercise any right or remedy under this Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company or Subscriber in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Subscriber will be effective unless and until it is in writing and signed by the Subscriber.

(h) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(i) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Florida in each case located in the city of Orlando and County of Orange, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(j) Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

(k) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(m) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require. The term "it" includes "he" and "she".

(n) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ______________________________

Total Subscription Amount

$ ______________________________

Face Amount of Convertible Note

____

Print or Type Name

____

Signature

____

Date

____

____

Address

Please check if applicable and include co-owner's information below (name, address, social security number):

_______ Joint Tenancy ______ Tenants in Common

____

____

____

____

[Individual Subscriber Signature Page to Subscription Agreement]

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ 500,000
Total Subscription Amount

$ 625,000
Face Amount of Convertible Note

Cobra Alternative Capital Strategies LLC
Print or Type Name of Entity

By: [signature] as managing member
Name: Lance Friedman

6/7/24
Date

25 N. Market Street, Suite 205
Jacksonville, FL 32202
Address

[Entity Subscriber Signature Page to Subscription Agreement]

[initials]

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

GREENLANE HOLDINGS, INC.

By: [signature]

Name: Barbara Sher
Title: Chief Executive Officer

Date: 6/10/24

[Company Signature Page to Subscription Agreement]

Attachment 1

CONFIDENTIAL

PURCHASER QUESTIONNAIRE

GREENLANE HOLDINGS, INC.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF A CONVERTIBLE NOTE FROM GREENLANE HOLDINGS, INC. (THE "**COMPANY**").

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse or spousal equivalent, presently exceeds $1,000,000. For purposes of this Category A, "net worth" means the excess of total assets at fair market value (including personal and real property but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Notes are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Notes for the purpose of investing in the Notes.

Explanation. In calculating net worth, you may include equity in personal property and real estate, (excluding your primary residence), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___ The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years,

or joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. For purposes of this Category B, " income" means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

Category C __ The undersigned is a natural person who holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

Category D __ The undersigned is a director or executive officer of the Company which is issuing and selling the Strips (as defined in the Company's Subscription Agreement delivered along with this Purchaser Questionnaire (the "**Subscription Agreement**")).

Category E __ The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "**Act**"); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 or any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

____

____

Category F __ The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940. (describe entity)

____

____

Category G X The undersigned is either a corporation, partnership, limited liability company, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Strips and with total assets in excess of $5,000,000. (describe entity)

____

____

Category H __ The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Strips, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.

Category I __ The undersigned is a "family office," as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

Category J __ The undersigned is a "family client," as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in the immediately preceding paragraph above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) in the immediately preceding paragraph.

Category K __ The undersigned is an entity (other than a trust) in which ALL of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this Category alone, EACH equity owner must complete a separate copy of this Purchaser Questionnaire. (describe entity)

____

____

Category L ___ The undersigned is an institutional accredited investor, as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, of a type not listed in the preceding paragraphs.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing (as defined in the Subscription Agreement) in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2) Suitability (please answer each question)

(a) For an individual, please describe your current employment, including the company by which you are employed and its principal business:

____

____

____

(b) For an individual, please describe any college or graduate degrees held by you:

____

____

____

(c) For all subscribers, please list types of prior investments:

PIPES, Bridge, Debt Financing, Reg D, Reg A+
Reg CF, Debt Financing, S-1 purchases, Secondary Market
purchase, Private Equity Investment, Fund Investment

(d) For all subscribers, please state whether you have you participated in other private placements before:

YES __X__ NO ______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently	✓	✓
Occasionally		
Never		

63899-3i.1a
170795.00004/135700658v.2

(f) For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES _______ NO _______

(g) For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES _______ NO ✓

(h) For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES _______ NO ✓

(i) For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Strips for which you seek to purchase?

YES ✓ NO _______

(j) For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ✓ NO _______

(3) Manner in which title is to be held: (circle one)

(a) Individual Ownership
(b) Community Property
(c) Joint Tenant with Right of Survivorship (both parties must sign)
(d) Partnership
(e) Tenants in Common
(f) Company
(g) Trust
(h) Other

[Remainder of page intentionally left blank]

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Purchaser Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Individual

Date: ______________ ______________________________

____

Signature of Individual

For use with Joint Tenancy Investments.

Individual

Date: ______________ ______________________________

Name of Individual
(Please type or print)

____

Signature of Individual

Partnership, Corporation or Other Entity

Date: 6/7/24 Cobra Alternative Capital Strategies LLC

Print or Type Entity Name

By: [signature]
Name: Lance Friedman
Print or Type Name

Title: Managing Member

[signature]

Signature

[Signature Page to Purchaser Questionnaire]

EXHIBIT A

CONVERTIBLE NOTE

SEE ATTACHED

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: June 7, 2024

$ $625,000.00

CONVERTIBLE NOTE

THIS CONVERTIBLE NOTE is one of a series of duly authorized and validly issued Convertible Notes of Greenlane Holdings, Inc., a Delaware corporation (the "Company"), having its principal place of business at 1095 Broken Sound Parkway, Suite 100, Boca Raton, FL 33487, designated as its Convertible Note due (i) the earlier of December 7, 2024 (6 months from issuance); or (ii) the date that the Company receives gross proceeds of at least $1,500,000 in an offering of its debt or equity securities (a "Qualified Offering"). Such date being referred to as the "Maturity Date").

This Note shall have a 20% original issue discount which shall be reflected in the principal amount.

A single note shall be referred to as the "Note" and, collectively with the other Notes of such series, the "Notes".

FOR VALUE RECEIVED, the Company promises to pay to Cobra Alternative Capital Strategies, LLC or its registered assigns (the "Holder"), or shall have paid pursuant to the terms hereunder, the principal sum of $ 625,000.00 on December 7, 2024 (the "Maturity Date") or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Agreement and (b) the following terms shall have the following meanings:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

"Alternate Consideration" shall have the meaning set forth in Section 5(b).

"Bankruptcy Event" means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, or (h) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Business Day" means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Florida are authorized or required by law or other governmental action to close.

"Conversion Date" shall have the meaning set forth in Section 4(a)(ii).

"Conversion Price" shall have the meaning set forth in Section 4(b).

"Conversion Shares" means the shares of Common Stock of the Company, as applicable, issuable upon conversion of this Note in accordance with the terms hereof.

"Event of Default" shall have the meaning set forth in Section 6(a).

"Fair Market Value" means, in the context of the Common Stock, the fair market value of such stock as determined by the Company's Board of Directors based on such factors as the Board of Directors, in its sole and absolute discretion, consider relevant.

"Fundamental Transaction" shall have the meaning set forth in Section 5(b).

"Note Register" means the records of the Company regarding registration and transfers of this Note.

"Original Issue Date" means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

"Permitted Indebtedness" means (a) Indebtedness outstanding as of the Original Issue Date, (b) the indebtedness evidenced by the Notes, (c) capital lease obligations and purchase money indebtedness incurred in connection with the acquisition of machinery and equipment, (d) any asset-based loan facility that the Company may enter into from time to time, and (e) indebtedness that is expressly subordinate to the Notes pursuant to a written subordination agreement with the Purchasers that is acceptable to each Subscriber in its sole and absolute discretion.

"Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with Generally Accepted Accounting Principles; (b) Liens imposed by law which were incurred in the ordinary course of the Company's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Company's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; and (c) Liens incurred in connection with Permitted Indebtedness under clauses (a) and (c) thereunder; and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

"Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

"Subscription Agreement" means the Subscription Agreement, dated as of June 7, 2024 among the Company and each of the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

"Qualified Financing" means the Company's offering of its equity or debt securities for sale pursuant to which the Company receives aggregate gross proceeds of no less than $1,500,000 (not including any proceeds resulting from the conversion of the Notes).

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"VWAP" means, for any date, the price equal to the daily volume weighted average price of the Common Stock for such date on the trading market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a trading day from 9:30 a.m. to 4:00 p.m. New York City time).

Section 2. Interest/Exit Fee.

a) Interest Rate. Except as otherwise provided herein, the principal amount of this Note shall bear no interest, however upon repayment, the Company shall pay the Holder an exit fee equal to 5% of the principal amount of this Note (the "Exit Fee").

b) Payment of Exit Fee. The Exit Fee shall be due and payable on the Maturity Date with the initial payment being due on December 7, 2024, 6 months from the date hereof) (each such date, an "Interest Payment Date"). If any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day.

c) Default Interest. If any amount payable hereunder is not paid when due, whether at stated maturity, by acceleration or otherwise, such overdue amount shall bear interest at a rate equal to the lesser of eighteen percent (18%) per annum.

d) Prepayment. Except as otherwise set forth in this Note, the Company may prepay the principal amount of this Note without the prior written consent of the Holde, unless this Note is in Default or the Holder has submitted a Conversion Notice that is pending.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Subscription Agreement and may be transferred or exchanged only in compliance with the Subscription Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Conversion Price. Commencing on the Maturity Date, the Holder shall have the right to convert the principal amount of the Note and the amount of the Exit Fee into Common Stock at a conversion price equal to a 30% discount to the average daily VWAP for the twenty trading days preceding the date of conversion, subject to adjustment as set forth herein.

b) Mechanics of Conversion.

i. Delivery of Certificate Upon Conversion. Not later than one (1) Business Day after the Conversion Date (the "Share Delivery Date"), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which, when eligible for resale under the Securities Act or registered under the Securities Act, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Subscription Agreement) representing the number of Conversion Shares being acquired upon the conversion of this Note.

ii. Obligation Absolute. The Company's obligations to issue and deliver the Conversion Shares upon conversion of

this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.

iii. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note, as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Subscription Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

iv. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

v. Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in

respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

c) The "Beneficial Ownership Limitation" shall be 4.99% of the number of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon exercise of this Note. The Holder, upon notice to the Company (which is deemed to have been provided by the Holder at the date of this Note), may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(c), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon exercise of this Note held by the Holder and the provisions of this Section 4(c) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

d) 19.99% Conversion Blocker. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Notes, and the Holders of the Notes shall not have the right to receive upon conversion of the Notes, if the issuance of such shares of Common Stock in the aggregate would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Notes without breaching the Company's obligations under the rules or regulations of the Nasdaq Capital Market, which aggregate number equals 19.99% of the number of shares outstanding on the Closing Date (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Capital Market for issuances of Common Stock

in excess of such amount. Until such approval is obtained, no Holder shall be issued in the aggregate, upon conversion of the Note into shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total amount of shares of Common Stock issuable to the Holder upon conversion of the Note and the denominator of which is the total amount of shares of Common Stock issuable to all Holders upon conversion of the Note (with respect to each Holder, the "Exchange Cap Allocation"). In the event that any Holder shall sell or otherwise transfer any of such Holder's Notes, the transferee shall be allocated a pro rata portion of such Holder's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any Holder of shares of the Note shall convert all of such Holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Exchange Cap Allocation, then the difference between such Holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Holder shall be allocated to the respective Exchange Cap Allocations of the remaining Holders of Notes on a pro rata basis in proportion to the aggregate Conversion Price of shares of the Notes then held by each such Holder.

Section 5. Certain Adjustments.

a) Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent conversion

of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 2(c) on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(c) on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price Ceiling shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price Ceiling among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (such approval not to be unreasonably withheld or delayed) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitation in Section 2(c) on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder (such approval not to be unreasonably withheld or delayed). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor

Entity had been named as the Company herein.

b) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

Section 6. Events of Default.

a) "Event of Default" means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five (5) Business Days;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Notes which failure is not cured, if possible to cure, within the earlier to occur of (A) seven (7) Business Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) ten (10) Business Days after the Company has become or should have become aware of such failure;

iii. a default or Event of Default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents;

iv. any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made and such breach, if capable of being cured, shall remain uncured ten (10) Calendar Days after written notice of such breach specifically referencing this Section 6(a)(iv);

v. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

vi. any Person shall breach any agreement delivered to the initial Holders pursuant to Section 1 of the Subscription Agreement; or

vii. the Company being delisted from the Nasdaq Capital Market.

b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note, plus accrued but unpaid interest, and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable. Commencing five (5) Business Days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of eighteen percent (18%) per annum or the maximum rate permitted under applicable law. Upon the payment in full of all amounts owed, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 6(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 7. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Subscription Agreement, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with the Subscription Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Subscription Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern time) on any date, (ii) the

next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Eastern time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed in accordance with the internal laws of the State of Delaware to effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

e) Venue. Any legal suit, action or proceeding arising out of or based upon this Note or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Florida in each case located in the city of Orlando and County of Orange, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

f) Jury Trial Waiver. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal

proceeding arising out of or relating to this Note or the transactions contemplated hereby.

g) Attorneys' Fees. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

h) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

i) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

j) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

l) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at

law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company's compliance with the terms and conditions of this Note

* * * * *

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

GREENLANE HOLDINGS, INC.

By:________________________________

Name: Barbara Sher

Title: CEO

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

SEE ATTACHED

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement (this "Agreement") dated as of June 7, 2024 among Greenlane Holdings, Inc., a Delaware corporation (the "Company"), and the Persons named on Schedule 1 as Holders (each a "Holder" and collectively, the "Holders").

RECITALS

WHEREAS, pursuant to those certain Subscription Agreements each dated effective as of June 7, 2024, by and among the Company and each of the Holders (collectively, the "Subscription Agreements"), the Holders purchased 20% OID Convertible Notes (the "Notes") and the Company agreed to provide certain rights to Holders to cause any shares of Common Stock obtained upon conversion of the Notes ("Conversion Shares") which are alternatively referred to as the "Registerable Securities") to be registered pursuant to the Securities Act; and

WHEREAS, the parties hereto hereby desire to set forth the Holders' rights and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

NOW, THEREFORE, in consideration of the purchase by Holders of the Notes pursuant to the Subscription Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Definitions and Usage.

As used in this Agreement:

Definitions.

"Agent" means the principal placement agent on an agented placement of Registrable Securities.

"Commission" shall mean the Securities and Exchange Commission.

"Common Stock" shall mean (i) the common stock, par value $.01 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

"Continuously Effective," with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

"Conversion Shares" shall have the meaning set forth in the Recitals.

"Exchange Act" shall mean the Securities Exchange Act of 1934.

"Holders" shall mean the Persons named on Schedule 1 as Holders of Registrable Securities and Transferees of such Persons' Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 8, at such times as such Persons shall own Registrable Securities.

"Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

"Notes" shall have the meaning set forth in the Recitals.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

"Piggyback Registration" shall have the meaning set forth in Section 2.1.

"Register", "registered", and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

"Registrable Securities" shall mean, subject to Section 8 and Section 10.3: (i) any shares of Conversion Shares beneficially owned by Holders, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares; and (iii) any securities issued in exchange for Conversion Shares in any merger or reorganization of the Company; *provided, however*, that Registrable Securities shall not include any Securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, *provided, however*, that the Company shall have no obligation under Sections 2 and 3 to register any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any

and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

"Registrable Securities then outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

"Registration Expenses" shall have the meaning set forth in Section 6.1.

"Securities Act" shall mean the Securities Act of 1933.

"Selling Holders" shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

"Subscription Agreements" shall have the meaning set forth in the Recitals.

"Substantial Holder" shall mean any Holder that owned on the date of this Agreement 25% or more of the Registrable Securities then outstanding and such Transferee, if any, to whom such Person Transfers Registrable Securities and assigns such Substantial Holder's rights as a Substantial Holder as permitted by Section 8.

"Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer."

"Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

"Violation" shall have the meaning set forth in Section 7.1.

Usage.

References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude Conversion Shares held by a Holder in a fiduciary capacity for customers of such Person.

References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

The term "hereof" and similar terms refer to this Agreement as a whole.

The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 13.2.

2.1. Piggyback Registration Rights.

If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within twenty (20) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 2.1, use its reasonable best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities.

3. Registration Procedures. Whenever required under Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

3.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's best efforts to cause such registration statement to become effective; *provided, however*, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holders (selected by Majority Selling Holders or the Initiating Substantial Holder, as the case may be) copies of all such documents in the form substantially as proposed to be filed with the Commission at least four (4) business days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably

believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

3.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2. Pending such amendment or supplement each such Holder shall cease making offers or Transfers of Registerable Shares pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

3.3 Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

3.4 Use the Company's best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

3.5 In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registerable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the

Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

3.6 Promptly notify each Selling Holder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) of the occurrence of any event or development that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

3.7 Use the Company's best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

3.8 Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Holders or managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters or third parties.

3.9 Make generally available to the Company's security holders copies of all periodic reports, proxy statements, and other information referred to in Section 10.1.

3.10 Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due

diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

3.11 Use the Company's best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holders or the Initiating Substantial Holder, as the case be. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

3.12 Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

3.13 As needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates and/or authorize electronic notations/statements for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

3.14 Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

4. Holders' Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

4.1 Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration;

4.2 Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to

execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Section 2) or the Company .

5. Expenses of Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

5.1 The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 8), including all registration, filing and Financial Industry Regulatory Authority (FINRA) fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "comfort letters" required by or incident to such performance and compliance, the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (the "Registration Expenses"), transfer taxes and fees of transfer agents and registrars. In addition, the Company will pay internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which securities of the same class issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. In no event, however, will the Company be responsible for any underwriting discounts or selling commissions with respect to any sale of Registrable Securities pursuant to this Agreement (which shall be paid on a pro rata basis by the Selling Holders) or any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Majority Selling Holders (in which case all Selling Holders shall bear such expense), unless Holders whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the demand registrations under Section 2 hereof.

5.2 Any failure of the Company to pay any Registration Expenses as required by this Section 5 shall not relieve the Company of its obligations under this Agreement.

6. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

6.1 To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, employee and affiliate of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims,

damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

6.1.1 Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith;

6.1.2 The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

6.1.3 Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law arising from or relating to or in connection with the offer and sale of Registrable Securities pursuant to this Agreement; *provided, however*, that the indemnification required by this Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 6 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so.

6.2 To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without

the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 6.2 exceed the gross proceeds from the applicable offering received by such Selling Holder.

6.3 Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 6, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, acting reasonably; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 6. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in

which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

6.4 If the indemnification required by this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 6:

6.4.1 The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6.1 and Section 6.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

6.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 6.4(i). Notwithstanding the provisions of this Section 6.4, an indemnifying party that is a Selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.5 If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 6 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 6.4.

6.6 The obligations of the Company and the Selling Holders of Registrable Securities under this Section 6 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

Section 7. Transfer of Registration Rights. All rights of a Holder with respect to Registrable Securities pursuant to this Agreement may be Transferred by such Holder to any

Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A, and (y) the Transferor shall have delivered to the Secretary of the Company, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred.

Section 8. Intentionally Omitted.

Section 9. Covenants of the Company. The Company hereby agrees and covenants as follows:

9.1 Beginning on the sixtieth day following the date of this Agreement, the Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission. In addition, the Company agrees to furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

9.2

(i) The Company shall not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five business days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration if the registration is pursuant to Section 3).

(ii) Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase

or other employee benefit plan of the Company approved by its Board of Directors, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of Section 9.2(i), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

9.3 The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

Section 10. Amendment, Modification and Waivers; Further Assurances.

(i) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

(ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

Section 11. Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is

to become effective. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 11.

Section 12. Miscellaneous.

12.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

12.2 Venue. Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted in accordance with the Subscription Agreements.

12.3 Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile, confirmed electronic mail or overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule 1 to this Agreement or in the relevant agreement in the form of Exhibit A whereby such party became bound by the provisions of this Agreement. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

12.4 Entire Agreement; Integration. This Agreement, together with all the Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

12.5 Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing

breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

12.6 Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

12.8 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

12.9 Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the Secretary of the Company.

12.10 Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

12.11 Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

12.12 No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

12.13 Regulated Financial Institutions Compliance Obligation. Nothing in this Agreement shall diminish the continuing obligations of any financial institution to comply with applicable requirements of law that it maintain responsibility for the disposition of, and control over its admitted assets, investments and property.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

GREENLANE HOLDINGS, INC.

By: ______________
Name: Barbara Sher
Title: CEO

[Counterpart Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

Entity or Name: Cobra Alternative Capital Strategies LLC

By: [signature]

Name: Lance Friedman

Title: Managing Member

[Counterpart Signature Page to Registration Rights Agreement]

EXHIBIT C

SUBSIDIARY GUARANTEE

SUBSIDIARY GUARANTEE, dated as of June 7, 2024, (this "Guarantee"), made by Warehouse Goods, LLC, the signatory hereto (together with any other entity that may become a party hereto as provided herein, the "Guarantor"), in favor of the purchaser signatory (together with their permitted assigns, the "Purchasers") to that certain Subscription Agreement, dated as of the date hereof, between Greenlane Holdings Inc., a Delaware corporation (the "Company") and the Purchaser.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Subscription Agreement, dated as of the date hereof, by and between the Company and the Purchaser (the "Purchase Agreement"), the Company has agreed to sell and issue to the Purchaser, and the Purchaser has agreed to purchase from the Company the Note, subject to the terms and conditions set forth therein; and

WHEREAS, the Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Notes; and

NOW, THEREFORE, in consideration of the premises and to induce the Purchaser to enter into the Purchase Agreement and to carry out the transactions contemplated thereby, the Guarantor hereby agrees with the Purchasers as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

"Guarantee" means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

"Obligations" means, in addition to all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Purchaser, pursuant to this Guarantee, the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Purchaser as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guarantee, the Notes and

any other instruments, agreements or other documents executed and/or delivered in connection herewith

or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor.

2. Guarantee.

(a) Guarantee.

(i) The Guarantor hereby unconditionally and irrevocably, guarantee to the Purchaser and its respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii) Anything herein or in any other Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, subsidiary guarantors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

(iii) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Purchasers hereunder.

(iv) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of the Guarantor under the guarantee contained in this Section 2 shall have been satisfied by indefeasible payment in full (or converted into Common Stock of the Company as contemplated by the Notes) (other than contingent indemnification obligations for which no claim has been asserted).

(v) No payment made by the Company, the Guarantor, any other guarantor or any other Person or received or collected by the Purchasers from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations (other than contingent indemnification obligations for which no claim has been asserted) are indefeasibly paid in full, or converted into Common Stock of the Company as contemplated in the Notes.

(vi) Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantor is not reasonably possible (e.g. the issuance of the Company's Common Stock), the Guarantors shall only be liable for making the Purchasers whole on a monetary basis for the Company's failure to perform

such Obligations in accordance with the Documents.

(b) Right of Contribution. Subject to Section 2(c), the Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. The Guarantor's right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Purchaser, and the Guarantor shall remain liable to the Purchaser for the full amount guaranteed by such Guarantor hereunder.

(c) No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of the Guarantor by the Purchaser, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchaser against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Purchaser for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Purchaser by the Company on account of the Obligations are indefeasibly paid in full (or otherwise converted in accordance with the terms of the Notes). If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full (or otherwise converted in accordance with the terms of the Notes), such amount shall be held by such Guarantor in trust for the Purchaser, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchaser in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchaser, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchaser may determine.

(d) Amendments, Etc. With Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Purchaser may be rescinded by the Purchaser and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchaser, and the Purchase Agreement and the other Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchaser may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Purchaser for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Purchaser shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(e) Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchasers upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Purchaser, on the other hand, likewise shall be conclusively presumed to have been made or consummated in reliance upon the guarantee contained in this Section 2. The Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (i) the validity or enforceability of the Purchase

Agreement or any other Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchasers, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Purchasers) which may at any time be available to or be asserted by the Company or any other Person against the Purchasers, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Purchaser may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchaser to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchaser against any Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

(f) Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchasers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g) Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Purchaser without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the signature pages to the Purchase Agreement.

3. Representations and Warranties. The Guarantor hereby makes the following representations and warranties to Purchasers as of the date hereof:

(a) Organization and Qualification. The Guarantor is a corporation or a limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the state of Delaware. with the requisite corporate or limited liability company power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Guarantor has no subsidiaries. The Guarantor is duly qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any of this Guaranty in any material respect, (ii) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (iii) adversely impair in any material respect the Guarantor's ability to perform fully on a timely basis its obligations under this Guaranty (a "Material Adverse Effect").

(b) Authorization; Enforcement. The Guarantor has the requisite corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly

authorized by all requisite corporate or limited liability company action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) No Conflicts. The execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or organizational document or By-laws or operating agreement, or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d) Consents and Approvals. The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Guarantor of this Guaranty.

(e) Purchase Agreement. The representations and warranties of the Company set forth in the Purchase Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Purchase Agreement, and the Purchaser shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company's knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor's knowledge.

4. Covenants.

(a) The Guarantor covenants and agrees with the Purchaser that, from and after the date of this Guarantee until the termination of such Guarantee , such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Notes) is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

(b) So long as any of the Obligations are outstanding (other than contingent indemnification claims which have not been asserted), unless the holders of at least 51% of the aggregate principal amount of the then outstanding Notes shall otherwise consent in writing, the Guarantor will not directly or indirectly on or after the date of this Guarantee:

(i) other than Permitted Indebtedness (as such term is defined in the Note), enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, including

but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(ii) enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(iii) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Purchaser;

(iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its securities or debt obligations;

(v) pay cash dividends on any equity securities of the Company;

(vi) enter into any transaction with any Affiliate of the Guarantor which would be required to be disclosed in any public filing of the Company with the Commission, unless such transaction is made on an arm's-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

(vii) enter into any agreement with respect to any of the foregoing.

5. Miscellaneous.

(a) Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Purchasers.

(b) Notices. All notices, requests and demands to or upon the Purchasers or any Guarantor hereunder shall be effected in the manner provided for in the Purchase Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on the_signature page of the Purchase Agreement, and if not listed thereon, than in the manner set forth in the Purchase Agreement.

(c) No Waiver By Course Of Conduct; Cumulative Remedies. The Purchasers shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Purchasers, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchasers would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d) Enforcement Expenses; Indemnification.

(i) The Guarantor agrees to pay, or reimburse the Purchaser for, all its reasonable and documented out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Documents to which such Guarantor is a party, including, without

limitation, the reasonable and documented fees and disbursements of external counsel to the Purchaser.

(ii) The Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii) The Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Purchase Agreement.

(iv) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Purchase Agreement and the other Documents.

(e) Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchasers and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchaser.

(f) Set-Off. The Guarantor hereby irrevocably authorizes the Purchaser at any time and from time to time while an Event of Default under any of the Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchaser to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Purchaser may elect, against and on account of the obligations and liabilities of the Guarantor to the Purchaser hereunder and claims of every nature and description of the Purchasers against such Guarantor, in any currency, whether arising hereunder, under the Purchase Agreement, any other Document or otherwise, as the Purchasers may elect, whether or not the Purchaser have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Purchaser shall notify such Guarantor promptly of any such set-off and the application made by the Purchaser of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Purchaser under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Purchaser may have.

(g) Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j) Integration. This Guarantee and the other Documents represent the agreement of the Guarantors and the Purchaser with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchaser relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Documents.

(k) Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware. Each of the Company and the Guarantor agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Guarantee (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Orlando, Florida. Each of the Company and the Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Orlando, State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby.

(l) Acknowledgements. The Guarantor hereby acknowledges that:

(i) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Documents to which it is a party;

(ii) the Purchaser has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Documents, and the relationship between the Guarantors, on the one hand, and the Purchaser, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii) no joint venture is created hereby or by the other Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Purchaser.

(m) Release of Guarantors. The Guarantor will be automatically released from all liability hereunder concurrently with the indefeasible repayment in full (or conversion into common stock of the Company) of all amounts (other than contingent indemnification obligations for which no claim has been asserted) owed under the Purchase Agreement, the Notes and the other Documents.

(n) Seniority. The Obligations of the Guarantor hereunder rank senior in priority to any other Indebtedness (as defined in the Purchase Agreement) of the Guarantor other than the Permitted Indebtedness (as defined in the Note).

(o) WAIVER OF JURY TRIAL. THE GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

****

(Signature Pages Follow)

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

WAREHOUSE GOODS, LLC

By: ____________________
Name: Barbara Sher
Title: CEO

GREENLANE HOLDINGS, INC.

By: ____________________
Name: Barbara Sher
Title: CEO

SCHEDULE 1

GUARANTORS

The following are the names, notice addresses and jurisdiction of organization of each Guarantor.

Company	Jurisdiction	Percentage
Warehouse Goods, LLC	Delaware	100%